MERCANTILE BANKSHARES CORPORATION
                               POWER OF ATTORNEY


                   KNOW ALL MEN BY THESE PRESENTS that the undersigned Directors of MERCANTILE BANKSHARES CORPORATION, a Maryland corporation, hereby constitute and appoint H. FURLONG BALDWIN and ALAN D. YARBRO, or either of them acting alone, the true and lawful agents and attorneys in fact of the undersigned in each case will full power and authority in either of said agents and attorneys in fact, to sign for the undersigned and in their respective names as Directors of the Corporation the Registration Statement of the Corporation to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the offer and sale of shares to stockholders of Marine BanCorp, Inc., and any amendment of amendments to such Registration Statement, hereby ratifying and confirming all acts taken by such agents and attorneys in fact, or either of them, as herein authorized. This Power of Attorney may be executed in one or more counterparts.

Dated:  August 28, 1998




Signature                           Title           Signature                     Title
---------                           -----           ---------                     -----

/s/ Cynthia A. Archer               Director        /s/ Mary Junck                Director
----------------------------                        --------------------------

/s/ Thomas M. Bancroft, Jr.         Director        /s/ Robert A. Kinsley         Director
----------------------------                        --------------------------

/s/ Richard O. Berndt               Director        /s/ William J. McCarthy       Director
-----------------------------                      ---------------------------

/s/ James A. Block, M.D.            Director        /s/ Morris W. Offit           Director
-----------------------------                      ---------------------------

/s/ William R. Brody                Director       /s/ Morton B. Plant            Director
-----------------------------                      ---------------------------

/s/ George L. Bunting, Jr.          Director       /s/ Christian H. Poindexter    Director
-----------------------------                      ---------------------------

/s/ Marting L. Grass                Director       /s/ Donald J. Shepard          Director
-----------------------------                      ---------------------------

/s/ Freeman A. Hrabowski, III       Director                                      Director
-----------------------------                      ---------------------------

/s/ B. Larry Jenkins                Director                                      Director
-----------------------------                      ---------------------------